Exhibit 10.6

          AMENDMENT NO. 13 TO AMENDED AND RESTATED COMMERCIAL LOAN AND
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                    SECURITY AGREEMENT AND WAIVER AGREEMENT
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     This AMENDMENT NO. 13 TO AMENDED AND RESTATED COMMERCIAL LOAN AND SECURITY
AGREEMENT AND WAIVER AGREEMENT (this "Agreement") is made as of the 4th day of September, 2009, by and among TRANS-LUX CORPORATION, a Delaware corporation, with its chief executive office and principal place of business located at 26 Pearl Street, Norwalk, Connecticut 06850 ("Borrower"), each of the other corporations signatory hereto as guarantors (collectively, the "Guarantors"), and PEOPLE'S UNITED BANK (formerly known as People's Bank), a Connecticut chartered banking corporation with an office located at 350 Bedford Street, Stamford, Connecticut 06901 ("Lender").

                              W I T N E S S E T H:

     WHEREAS, Lender has made certain loans (collectively, the "Loans") to Borrower pursuant to a certain Amended and Restated Commercial Loan and Security Agreement dated as of December 23, 2004 (the "Original LSA"), as amended by a certain Amendment No. 1 to Amended and Restated Commercial Loan and Security Agreement dated as of May 9, 2006, as further amended by a letter agreement dated November 16, 2006, as further amended by a letter agreement dated April 2, 2007, as further amended by a letter agreement dated May 17, 2007 as further amended by a certain Amendment No. 5 to Amended and Restated Commercial Loan and Security Agreement dated as of August 9, 2007, as further amended by a letter agreement dated March 24, 2008, as further amended by a letter agreement dated March 27, 2008, as further amended by a certain Amendment No. 8 to Amended and Restated Commercial Loan and Security Agreement dated as of May 20, 2008, as further amended by a certain Amendment No. 9 to Amended and Restated Commercial Loan and Security Agreement dated as of July 16, 2008, as further amended by a letter agreement dated August 13, 2008, as further amended by a letter agreement dated November 14, 2008, and as further amended by a letter agreement dated November 20, 2008 (collectively, the "Pre-2009 Amendments");

     WHEREAS, in addition to the Pre-2009 Amendments, the Original LSA was also amended by a letter agreement dated April 20, 2009 and a letter agreement dated August14, 2009 (collectively, the "2009 Amendments and Waivers") (the Original LSA, as amended by the Pre-2009 Amendments and the 2009 Amendments and Waivers and as further amended from time to time, being hereinafter referred to as, the "LSA");

     WHEREAS, capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the LSA;

     WHEREAS, the Guarantors have guaranteed all obligations of the Borrower to the Lender under the LSA and related Loan Documents pursuant to a certain Amended and Restated Unlimited Guaranty dated as of December 23, 2004 (as the same may be amended or reaffirmed from time to time, the "Guaranty");

     WHEREAS, as security for its obligations to the Lender, including, without limitation, those arising under the LSA the Borrower has, among other things, granted to the Lender a lien on and security interest in all of its personal property assets pursuant to the LSA;

     WHEREAS, as security for their respective obligations to the Lender under the Guaranty, each Secured Guarantor has granted to the Lender a lien on and security interest in all if its personal property assets pursuant to a certain Amended and Restated Guarantor Security Agreement dated as of December 23, 2004 (as the same may be amended or reaffirmed from time to time, the "Guarantor Security Agreement");

     WHEREAS, Borrower and the Guarantors (collectively, the "Obligors") have requested Lender (i) to waive Borrower's non-compliance with certain financial and other covenants; (ii) to modify certain financial covenants and to delete other covenants, (iii) to extend the maturity date of all Loans to April 1, 2010; (iv) to increase the interest rate applicable to all Loans; (v) to amend the principal repayment schedule applicable to the Converted Term Loan; (vi) to establish a lockbox for all accounts receivable; (vii) to take a mortgage on certain real property located in Montezuma, New Mexico; and (viii) to amend and modify certain other covenants all as more particularly set forth herein, and

     WHEREAS, Section 10.1 of the LSA provides that no modification or amendment of the Credit Agreement shall be effective unless the same shall be in writing and signed by the Lender and Borrower.

     NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and each Obligor agree as follows:

1.  Acknowledgments, Affirmations and Representations and Warranties.
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     a.  The Obligors acknowledge, affirm, represent and warrant that:

         (i) All of the statements contained herein are true and correct and that each understands that the Lender is relying on the truth and completeness of such statements to enter into this Agreement.

         (ii) As of September 2, 2009, the Borrower is legally and validly indebted to the Lender: (A) by virtue of the Revolving Loan in the principal outstanding amount of $5,000,000, and (B) by virtue of the Converted Term Loan in the principal amount of $2,033,333.34, plus interest and fees accrued and accruing on each of the foregoing and costs and expenses of collection, including without limitation, attorneys' fees, relating thereto and there is no defense, offset or counterclaim with respect to any of the foregoing or independent claim or action against the Lender.

         (iii) Each Guarantor is legally and validly indebted to the Lender by virtue of the Guaranty and there is no defense, offset or counterclaim with respect thereto or independent claim or action against the Lender.

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

         (iv) The resolutions previously adopted by the Board of Directors of the Borrower and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

         (v) The Borrower has the power and authority to enter into, and has taken all necessary corporate action to authorize, this Agreement and the transactions contemplated hereby and thereby.

         (vi) The resolutions previously adopted by the Board of Directors of each of the Guarantors and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

         (vii) Each Guarantor has the power and authority to enter into, and has taken all necessary corporate action to authorize, this Agreement and the transactions contemplated hereby and thereby.

         (viii) All representations, warranties and covenants contained in, and schedules and exhibits to, the LSA, the Guaranty and the other Loan Documents are true and correct in all material respects on and as of the date hereof, are incorporated herein by reference and are hereby remade except that Schedule 4.4(c) to the LSA relating to outstanding indebtedness of the Borrower and the Guarantors is hereby updated and replaced with Schedule 4.4(c) attached hereto.

         (ix) After giving effect to the waivers set forth herein, no Default currently exists under the LSA, the Guaranty or any of the other Loan Documents and no condition exists which would constitute a default or an event of default (howsoever defined) under any of the Loan Documents but for the giving of notice or passage of time, or both.

         (x) The consummation of the transactions contemplated hereby is not prevented or limited by, nor does it conflict with or result in a breach of terms, conditions or provisions of the Borrower's or any Guarantor's Certificate of Incorporation or Bylaws or any evidence of indebtedness, agreement or instrument of whatever nature to which the Borrower or any Guarantor is a party or by which it is bound, does not constitute a default under any of the foregoing and does not violate any federal, state or local law, regulation or order or any order of any court or agency which is binding upon the Borrower or any Guarantor.

2.  Amendment of LSA and other Loan Documents.
    -----------------------------------------

     a.  Section 1.1 of the LSA entitled "Defined Terms" is amended as follows:

         (i) By deleting the definition of "Borrowing Base" set forth therein in its entirety and by substituting the following therefor:

             "Borrowing Base" means, at the relevant time of reference, the amount

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

         which is equal to the lesser of: (i) the sum of (A) 85% of the net amount of Eligible Accounts Receivable outstanding at such date, plus (B) the lesser of (x) 33% of the value of Eligible Inventory at such date calculated on the basis of the lower of cost or book value and on a first-in, first-out basis, and (y) $1,500,000 plus (C) the Applicable Over Advance Amount, if any, and (ii) the Revolving Loan Commitment. For purposes hereof, the net amount of Eligible Accounts Receivable at any time shall be the face amount of such Eligible Accounts Receivable less any and all accounts receivable chargebacks, returns, rebates, discounts, credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time.

         (ii) by deleting the definition of "Maturity Date" set forth therein in its entirety and by substituting the following therefor:

             "Maturity Date" means: (i) with respect to the Converted Term Loan, April 1, 2010; and (ii) with respect to all outstanding Revolving Loans, April 1, 2010.

         (iii) by deleting the definition of "Termination Date" set forth therein in its entirety and by substituting the following therefor:

             "Termination Date" means: (i) with respect to the Line of Credit Commitment December 31, 2006; and (ii) with respect to the Revolving Loan Commitment, April 1, 2010.

         (iv) by adding the following defined terms in alphabetical order:

             "Applicable Over Advance Amount" means: (a) $300,000 for the period from June 30, 2009 through and including the earlier of the Escrow Release Date and December 31, 2009, and (b) $0.00 at any time after the earlier of the Escrow Release Date and December 31, 2009.

             "Equipment Leases" means all equipment leases and other rental agreements to which any Obligor is a party where such Obligor is the lessor of such equipment and/or is otherwise entitled to receive payments thereunder.

             "Escrow Account" means that certain escrow account which was established in connection with the sale of the Borrower's theater business which had an original balance of $400,000.

             "Escrow Release Date" means the date on which any remaining balance in the Escrow Account is released to the Borrower.

             "Existing Converted Term Note" has the meaning set forth in
         Section 2.4(b) hereof.

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

             "Lockbox" means that certain lockbox established by the Borrower with the Lender pursuant to the Lockbox Service
         Agreement.

             "Lockbox Service Agreement" means that certain Lockbox Service Agreement between the Borrower and the Lender dated May 15, 2009, as the same may be amended, modified or restated from time to time

             "New Mexico Mortgage" means that certain Line of Credit Open-End Deed of Trust, Security Agreement, Fixture Filing and Financing Statement from Trans-Lux Montezuma Corporation in favor of the Lender dated as of September 4, 2009 regarding certain real property located at 418 Montezuma Avenue, Santa Fe, New Mexico all as more particularly described therein.

             "Non-Cash Note Receivable Write-Off" means that $2,686,000 write-off of the amounts due under that certain Purchase Money Mortgage Note from 110 Richards Avenue, LLC payable to the Borrower dated June 3, 2004 in the original principal amount of $2,580,000.

             "Operating Account" means the operating account established by Borrower at Lender currently identified as account number 0337014602.

             "Payment Item" means each check, draft or other item of payment payable to Borrower, including those constituting proceeds of any Collateral.

     b. Article 2 of the LSA entitled "AMOUNTS AND TERMS OF LOANS" is hereby amended as follows:

         (i) by amending Section 2.4 entitled "Conversion to the Converted Term Loan" by deleting subsection (b) therein in its entirety and by substituting the following therefor:

               "(b) The Converted Term Loan shall be evidenced by, and repaid with interest in accordance with, the Amended and Restated Converted Term Loan Promissory Note of the Borrower dated as of September 4, 2009 in the original principal amount of $2,033,333.34, a copy of which is attached hereto as Exhibit D (such promissory note is referred to herein as the "Converted Term Note"), which Converted Term Note amends, restates, supersedes and replaces in its entirety that certain Converted Term Loan Promissory Note of the Borrower dated December 31, 2006 in the original principal amount of $6,100,000 (the "Existing Converted Term Note"), provided, however, that the amendment, restatement and replacement of the Existing Converted Term Note shall in no way be construed as a novation of the Borrower's indebtedness evidenced by the Existing Converted Term Note."

         (ii) by amending Section 2.5 entitled "Interest Provisions":

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

              (A) to delete subsection (a)(i) therein in its entirety and to substitute the following therefor;

                    "(i) Revolving Loans.  Subject to the provisions of
               Sections 2.5(c) and 2.12 hereof: (A) during the period from the date made to February 1, 2009, each Revolving Loan and each unpaid Reimbursement Obligation shall bear interest on the outstanding principal amount thereof at a rate per annum equal to, at the election of Borrower: (x) the Base Rate, on a floating basis; or (y) LIBOR (as determined for each available Interest Period) plus the applicable LIBOR Rate Margin for available Interest Periods as set forth under the definition of "Interest Period" herein; (B) during the period from February 1, 2009 through April 20, 2009, each Revolving Loan and each unpaid Reimbursement Obligation shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the greater of: (x) the Base Rate plus 1.75%, on a floating basis, or (y) 4.00%; and (C) during the period from April 20, 2009 through and including the date of payment in full each Revolving Loan and each unpaid Reimbursement Obligation shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the greater of: (x) the Base Rate plus 2.00%, or (y) 6.00%."

               (B) to delete subsection (a)(iv) therein in its entirety and to substitute the following therefor:

                    "(iv) Converted Term Loan.  Subject to the provisions
               of Sections 2.5(c) and 2.12 hereof: (A) during the period from the date made to February 1, 2009, the Converted Term Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate, on a floating basis; (B) during the period from February 1, 2009 through April 20, 2009, the Converted Term Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the greater of: (x) the Base Rate plus 1.75%, on a floating basis, or (y) 4.00%; and (C) during the period from April 20, 2009 through and including the date of payment in full the Converted Term Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the greater of: (x) the Base Rate plus 2.00%, or (y) 6.00%."

     c. Section 5.8 of the LSA entitled "Reporting Requirements" is hereby amended by adding immediately after subsection (i) and immediately prior to subsection (j) therein the following subsection as subsection (i-i):

          "(i-i) Together with each Revolving Loan Borrowing Request and within two Business Days after the end of each calendar week of the Borrower, a completed and executed Borrowing Base Certificate."

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

     d. Section 5.11 of the LSA entitled "Operating Accounts" is hereby deleted in its entirety and the following is substituted therefor:

          "Section 5.11 Operating Accounts. Maintain at all times all of its primary operating and depository accounts with the Lender."

     e. Article 5 of the LSA entitled "AFFIRMATIVE COVENANTS" is hereby amended as follows:

          (i) by adding the following as Sections 5.18 and 5.19:

               "Section 5.18 Maintenance of Lockbox.

               (a) Maintenance of Lockbox. Borrower shall establish and maintain a lockbox arrangement acceptable to Lender. Such lockbox arrangement is currently evidenced by the Lockbox Service Agreement. Borrower shall pay all of Lender's standard fees and charges in connection with such lockbox arrangement as such fees and charges may change from time to time. Lender assumes no responsibility to Borrower for any lockbox arrangement, including any claim of accord and satisfaction or release with respect to any Payment Items accepted by any bank.

               (b) Proceeds of Collateral. Borrower shall notify Account Debtors in writing and otherwise take all reasonable steps to ensure that all payments on the Accounts, all Equipment Leases or otherwise relating to Collateral are made directly to the Lockbox; provided, however, that Lender shall have the right to directly contact Account Debtors at any time to ensure that payments on the Accounts, all Equipment Leases and other Collateral proceeds are directed to the Lockbox. In the event that any Payment Items are received by Borrower on Accounts, Equipment Leases or sales of Inventory or other Collateral such Payment Items shall be deposited promptly by Borrower to the Operating Account.

               (c) Application of Payment Items Received in Lockbox and Operating Account. Borrower hereby agrees and acknowledges that, in addition to any other rights and remedies of the Lender hereunder, Payment Items and other forms of payment received into the Lockbox or deposited into the Operating Account may be applied by Lender in its sole and absolute discretion, either before or after the occurrence of a Default or an Event of Default, to reduce the amount of outstanding Obligations, including, but not limited to, the Revolving Loans and Borrower hereby authorizes Lender to make such application as aforesaid.

               Section 5.19 Turnover of Escrow Account Funds. In the event that the funds in the Escrow Account are not released or paid to the Borrower on or before December 31, 2009, any funds in the Escrow Account which may be released or paid to the Borrower (or any Guarantor or other

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

          Affiliate or Subsidiary of Borrower or any Guarantor) after December 31, 2009 shall be immediately remitted and turned over to the Lender for application by the Lender to the Obligations in such manner and order of priority as Lender determines in its sole and absolute discretion."

     f. Section 7.1 of the LSA entitled "Minimum Fixed Charge Coverage Ratio" is hereby deleted in its entirety and the following is substituted therefor:

          "Section 7.1 Minimum Fixed Charge Coverage Ratio.

          (a) Maintain as of the end of each fiscal quarter of the Borrower for the then ended Rolling Period, a ratio of (i) EBITDA for such period minus total dividends paid during such period divided by (ii) the sum of Current Maturities of Long-Term Debt for such period (but excluding debt due to the Lender under the Loans during such period), plus total Interest Expense for such period, plus total cash Taxes paid for corporate income Taxes for such period, plus $1,525,000 of not less than: (A) 1.10 to 1.00 for the periods ending December 31, 2008 and March 31, 2009; and (B) 1.25 to 1.0 for the period ending June 30, 2009, in each case for the then ended Rolling Period.

          (b) Maintain as of the end of each fiscal quarter of the Borrower for the then ended Rolling Period, a ratio of (i) EBITDA (excluding the Non-Cash Note Receivable Write-Off) for such period minus total dividends paid during such period divided by (ii) the sum of Current Maturities of Long-Term Debt for such period (but excluding debt due to the Lender under the Loans during such period), plus total Interest Expense for such period, plus total cash Taxes paid for corporate income Taxes for such period, plus $1,525,000 of not less than 1.25 to
     1.0 for the period ending September 30, 2009 and as of the end of each fiscal quarter thereafter, in each case for the then ended Rolling Period."

     g. Section 7.2 of the LSA entitled "Minimum Tangible Net Worth" is hereby deleted in its entirety and the following is substituted therefor:

          "Section 7.2 Minimum Tangible Net Worth.  Maintain at all times:
     (a) at all times from December 31, 2008 to June 30, 2009, Tangible Net Worth of not less than $24,000,000, and (b) at all times from July 1, 2009 and thereafter, Tangible New Worth of not less than $20,000,000.

     h. Section 7.5 of the LSA entitled "Certain Financial Terms" is hereby amended by deleting the definition of "Tangible Net Worth" set forth in subsection (k) thereof in its entirety and by substituting the following therefor:

          "(k) "Tangible Net Worth" means, as at any date of determination thereof, (a) the amount at which common stockholders' equity and preferred stock would be shown on a balance sheet at such date, plus
     (b) the outstanding principal amount of the Subordinated Notes, minus
     (c) amounts at which goodwill and any

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     other intangibles and amounts owed by Affiliates would be shown on such balance sheet."

          Section 9.1 of the LSA entitled "Events of Default" is hereby amended as follows:

         (i) by deleting the word "or" at the end of subsection (l) therein;

         (ii) by deleting the period at the end of subsection (m) therein and by substituting therefor a semi-colon; and

         (iii) by adding immediately after subsection (m), the following new provision as subsection (n):

               "(n) The Borrower shall terminate or attempt to terminate the lockbox arrangements established with the Lender pursuant to the Lockbox Service Agreement as required by this Agreement or such Lockbox Service Agreement shall be terminated for any other reason whatsoever."

     i. Exhibit D to the LSA is hereby deleted in its entirety and a copy of the Amended and Restated Converted Term Loan Promissory Note of the Borrower in favor of the Lender dated as of September 4, 2009 in the original principal amount of $2,033,333.34, a copy of which is attached hereto as Exhibit A (the "Amended and Restated Converted Term Note") is hereby substituted therefor.

     j. The Term Loan has been repaid. Accordingly, any references in the LSA or any of the other Loan Documents to the Term Loan or to the Term Loan Note are hereby deleted.

     k. Any reference in any of the Notes or any of the other Loan Documents to: (i) the Amended and Restated Commercial Loan and Security Agreement between the Borrower and the Lender dated as of December 23, 2004 (howsoever defined) shall be amended to refer to and mean the Original LSA, as amended by the Amendments and as further amended and modified by this Agreement; and (ii) the Converted Term Note shall refer to and mean the Amended and Restated Converted Term Loan Promissory Note of the Borrower in favor of the Lender dated as of September 4, 2009, in the original principal amount of $2,033,333.34, a copy of which is attached hereto as Exhibit A. Any reference to the Loan Documents in the LSA, the Notes or any other Loan Document shall include, without limitation, the New Mexico Mortgage and any reference to the Security Documents in the LSA, the Notes or any other Loan Document shall also include, without limitation, the New Mexico Mortgage.

3.  Confirmation of Waiver of Covenant Defaults.

     a. The Obligors acknowledge and agree that the Borrower was in default of certain following covenants and other requirements set forth in the LSA (collectively, the "Covenant Defaults") each of which were waived by the Lender pursuant to the 2009 Amendments and Waivers.

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

     b. The Obligors further acknowledge and agree that the waiver by the Lender of the Covenant Defaults were one-time waivers for the relevant periods and dates specified in the 2009 Amendments and Waivers and that, except as specifically modified by this Agreement, nothing herein or in the 2009 Amendments and Waivers shall be construed or interpreted, directly or by implication, as a waiver of or an amendment or modification to any other obligation of either Obligor to the Lender under the LSA or any of the other Loan Documents.

4. Additional Covenants. The Obligors agree and acknowledge that in consideration of the agreements and waivers set forth in the 2009 Amendments and Waivers and this Agreement and for other good and valuable consideration, the receipt of which are hereby acknowledged:

     a. Fees. In connection with certain of the amendments and waivers set forth herein and in the 2009 Amendments and Waivers, the Obligors shall pay to the Lender in Dollars on or before the date hereof a Closing Fee of $17,500 (the "First Amendment and Waiver Fees") which consists of a $10,000 service fee, a $5,000 modification fee, and a $2,500 wavier fee for the December 31, 2008 Covenant Defaults. The Lender acknowledges receipt of the Closing Fee. In addition, in connection with certain amendments and the waiver of the June 30, 2009 Covenant Defaults the Obligors shall pay to the Lender in Dollars: (a) on or before the date hereof, a fee of $5,750 (consisting of a $5,000 waiver and amendment fee and a $750 monthly servicing fee) the receipt of which the Lender acknowledges, and (b) commencing on September 1, 2009 and continuing on the first day of each month thereafter a monthly servicing fee of $750 (collectively, the "Additional Amendment, Waiver and Servicing Fees").

     b. Delivery of New Mexico Mortgage. On or before the date hereof, Trans-Lux Montezuma Corporation shall execute and deliver to the Lender: (a) the New Mexico Mortgage, and (b) a certain Collateral Assignment of Leases, Rentals and Property Income, each of which shall be in form and content satisfactory to the Lender in its sole discretion.

     c. Title Insurance Policy. On or before the date hereof, Obligors shall cause to be delivered to the Lender a title insurance policy with respect to the New Mexico Mortgage in an amount of not less than $2,000,000 and which shall otherwise be in form and content satisfactory to the Lender in its sole discretion.

     d. Lockbox. On or before the date hereof Borrower shall establish with the Lender the Lockbox on such terms and conditions as are satisfactory to the Lender in its sole discretion.

     e. Amended and Restated Converted Term Note. On or before the date hereof, Borrower shall execute and deliver to the Lender the Amended and Restated Converted Term Note.

     f. Field Exam. Without limiting or otherwise affecting any rights of inspection the Lender may have pursuant to the LSA or any of the other Loan Documents, the Borrower shall pay all costs and expenses incurred by the Lender relating to a field exam the Lender intends to conduct with respect to the Borrower and its operations.

5. Effect of Amendment; Reaffirmation of Liens and other Obligations. Lender and each Obligor hereby agree and acknowledge that, except as provided in this Agreement and the Amended and Restated Converted Term Note, the LSA, the Guaranty, the Notes and the other

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

Loan Documents (together with all Schedules and Exhibits attached hereto) remain in full force and effect and have not been modified or amended in any respect, it being the intention of Lender and each Obligor that this Agreement and the LSA be read, construed and interpreted as one and the same instrument. In addition, without limiting the generality of the foregoing: (i) the Borrower acknowledges, affirms and agrees that the Lender's security interest in the Collateral includes, without limitation, the Operating Account, and that all Collateral shall continue to secure any and all of the Borrower's indebtedness to the Lender, including without limitation, the indebtedness arising under the LSA, as amended hereby; and (ii) each Guarantor acknowledges, affirms and agrees that (A) the Obligations of the Borrower to the Lender which have been guaranteed by such Guarantor include, without limitation the Loans, as modified hereby; and (B) each Secured Guarantor acknowledges, affirms and agrees that the Lender's security interest in the Collateral (as defined in the Guarantor Security Agreement) shall continue to secure the payment and performance of all of its obligations and liabilities to the Lender arising under the Guaranty.

6. Fees and Expenses. In addition to the First Amendment and Waiver Fees and the Additional Amendment, Waiver and Servicing Fees, the Borrower agrees to pay all reasonable legal fees and expenses of Lender incurred in connection with the preparation, negotiation and execution of this Agreement.

7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut (except its conflicts of laws provisions).

8. Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall be deemed to be an original, and all of which shall collectively constitute a single agreement, fully binding upon and enforceable against the parties hereto.

9. Capitalized Terms. All capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the LSA.

10. Benefit. This Agreement shall inure to the benefit of and bind the parties hereto and their respective successors and assigns.


                         [NEXT PAGE IS SIGNATURE PAGE]

     IN WITNESS WHEREOF, Lender, Borrower and Guarantors have executed this Agreement as of the date first above written.

WITNESSES:

 /s/ Witness
--------------------------              TRANS-LUX CORPORATION

 /s/ Witness
--------------------------              By: /s/ Angela D. Toppi
                                           ------------------------------------
                                        Name: Angela D. Toppi
                                        Its: Executive Vice President
                                        Duly Authorized

        [Signature Page (1) to Amendment No. 13 to Amended and Restated
          Commercial Loan and Security Agreement and Waiver Agreement]


                                        TRANS-LUX DISPLAY CORPORATION
                                        TRANS-LUX MIDWEST CORPORATION
                                        TRANS-LUX COMMERCIAL CORPORATION
                                        (f/k/a Trans-Lux West Corporation)
                                        TRANS-LUX DURANGO CORPORATION
                                        TRANS-LUX SERVICE CORPORATION
                                        TRANS-LUX FOUR CORNERS CORPORATION
                                        TRANS-LUX LOS LUNAS CORPORATION
                                        TRANS-LUX MONTEZUMA CORPORATION
                                        TRANS-LUX REAL ESTATE CORPORATION
                                        TRANS LUX SUMMIT CORPORATION
                                        TRANS-LUX TAOS CORPORATION
                                        TRANS-LUX VALLEY CORPORATION
                                        TRANS-LUX WYOMING CORPORATION
                                        TRANS-LUX CASTLE ROCK COPORATION
                                        TRANS-LUX COCTEAU CORPORATION
                                        TRANS-LUX COLORADO CORPORATION
                                        TRANS-LUX DESERT SKY CORPORATION
                                        TRANS-LUX DREAMCATCHER CORPORATION
                                        TRANS-LUX HIGH FIVE CORPORATION
                                        TRANS-LUX LARAMIE CORPORATION
                                        TRANS-LUX LOMA CORPORATION
                                        TRANS-LUX SKYLINE CORPORATION
                                        TRANS-LUX STARLIGHT CORPORATION
                                        TRANS-LUX STORYTELLER CORPORATION
                                        TRANS-LUX NEW MEXICO CORPORATION
                                        TRANS-LUX MULTI-MEDIA CORPORATION
                                        TRANS-LUX CINEMA CONSULTING CORPORATION
                                        TRANS-LUX LOVELAND CORPORATION
                                        TRANS-LUX MOVIE OPERATIONS CORPORATION
                                        TRANS-LUX MULTIMEDIA CORPORATION


 /s/ Witness
--------------------------------

 /s/ Witness                            By: /s/ Angela D. Toppi
--------------------------------           ------------------------------------
                                        Name:  Angela D. Toppi
                                        Its:  Executive Vice President

 /s/ Witness
--------------------------------        PEOPLE'S UNITED BANK (formerly known as
                                        People's Bank)
 /s/ Witness
--------------------------------        By: /s/ Gaetan R. Frosina
                                           ------------------------------------
                                        Name: Gaetan R. Frosina
                                        Its: Regional Manager SVP
                                        Duly Authorized


        [Signature Page (2) to Amendment No. 13 to Amended and Restated
          Commercial Loan and Security Agreement and Waiver Agreement]

          AMENDMENT NO. 14 TO AMENDED AND RESTATED COMMERCIAL LOAN AND
          ------------------------------------------------------------
                    SECURITY AGREEMENT AND WAIVER AGREEMENT
                    ---------------------------------------

     This AMENDMENT NO. 14 TO AMENDED AND RESTATED COMMERCIAL LOAN AND SECURITY AGREEMENT AND WAIVER AGREEMENT (this "Agreement") is made as of the 2nd day of April, 2010, by and among TRANS-LUX CORPORATION, a Delaware corporation, with its chief executive office and principal place of business located at 26 Pearl Street, Norwalk, Connecticut 06850 ("Borrower"), each of the other corporations signatory hereto as guarantors (collectively, the "Guarantors"), and PEOPLE'S UNITED BANK (formerly known as People's Bank), a Connecticut chartered banking corporation with an office located at 350 Bedford Street, Stamford, Connecticut 06901 ("Lender").

                              W I T N E S S E T H:

     WHEREAS, Lender has made certain loans (collectively, the "Loans") to Borrower pursuant to a certain Amended and Restated Commercial Loan and Security Agreement dated as of December 23, 2004 (the "Original LSA"), as amended by a certain Amendment No. 1 to Amended and Restated Commercial Loan and Security Agreement dated as of May 9, 2006, as further amended by a letter agreement dated November 16, 2006, as further amended by a letter agreement dated April 2, 2007, as further amended by a letter agreement dated May 17, 2007 as further amended by a certain Amendment No. 5 to Amended and Restated Commercial Loan and Security Agreement dated as of August 9, 2007, as further amended by a letter agreement dated March 24, 2008, as further amended by a letter agreement dated March 27, 2008, as further amended by a certain Amendment No. 8 to Amended and Restated Commercial Loan and Security Agreement dated as of May 20, 2008, as further amended by a certain Amendment No. 9 to Amended and Restated Commercial Loan and Security Agreement dated as of July 16, 2008, as further amended by a letter agreement dated August 13, 2008, as further amended by a letter agreement dated November 14, 2008, as further amended by a letter agreement dated November 20, 2008, and as further amended by a certain Amendment No. 13 to Amended and Restated Commercial Loan and Security Agreement and
Waiver Agreement dated as of September 4, 2009 (collectively, the "Prior Amendments");

     WHEREAS, in addition to the Prior Amendments, the Original LSA was also amended by a letter agreement dated April 20, 2009 and a letter agreement dated August 14, 2009 (collectively, the "2009 Letter Agreements") (the Original LSA, as amended by the Prior Amendments and the 2009 Letter Agreements and as further amended from time to time, being hereinafter referred to as, the "LSA");

     WHEREAS, capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the LSA;

     WHEREAS, the Guarantors have guaranteed all obligations of the Borrower to the Lender under the LSA and related Loan Documents pursuant to a certain Amended and Restated Unlimited Guaranty dated as of December 23, 2004 (as the same may be amended or reaffirmed from time to time, the "Guaranty");

     WHEREAS, as security for its obligations to the Lender, including, without limitation, those arising under the LSA the Borrower has, among other things, granted to the Lender a lien on and security interest in all of its personal property assets pursuant to the LSA;

     WHEREAS, as security for their respective obligations to the Lender under the Guaranty, each Secured Guarantor has granted to the Lender a lien on and security interest in all of its personal property assets pursuant to a certain Amended and Restated Guarantor Security Agreement dated as of December 23, 2004 (as the same may be amended or reaffirmed from time to time, the "Guarantor Security Agreement");

     WHEREAS, Borrower and the Guarantors (collectively, the "Obligors") have requested Lender (i) to waive Borrower's non-compliance with certain financial and other covenants; (ii) to add certain financial covenants, (iii) to extend the maturity date of all Loans to May 1, 2011; (iv) to amend the principal repayment schedule applicable to the Converted Term Loan; and (v) to amend and modify certain other covenants all as more particularly set forth herein, and

     WHEREAS, Section 10.1 of the LSA provides that no modification or amendment of the Credit Agreement shall be effective unless the same shall be in writing and signed by the Lender and Borrower.

     NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and each Obligor agree as follows:

1.  Acknowledgments, Affirmations and Representations and Warranties.

    a.  The Obligors acknowledge, affirm, represent and warrant that:

         (i) All of the statements contained herein are true and correct and that each understands that the Lender is relying on the truth and completeness of such statements to enter into this Agreement.

         (ii) As of April 8, 2010 the Borrower is legally and validly indebted to the Lender: (A) by virtue of the Revolving Loan in the principal outstanding amount of $3,795,000, and (B) by virtue of the Converted Term Loan in the principal amount of $1,220,833, plus interest and fees accrued and accruing on each of the foregoing and costs and expenses of collection, including without limitation, attorneys' fees, relating thereto and there is no defense, offset or counterclaim with respect to any of the foregoing or independent claim or action against the Lender.

         (iii) Each Guarantor is legally and validly indebted to the Lender by virtue of the Guaranty and there is no defense, offset or counterclaim with respect thereto or independent claim or action against the Lender.

         (iv) The resolutions previously adopted by the Board of Directors of the Borrower and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

         (v) The Borrower has the power and authority to enter into, and has taken all necessary corporate action to authorize, this Agreement and the transactions contemplated hereby and thereby.

         (vi) The resolutions previously adopted by the Board of Directors of each of the Guarantors and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

         (vii) Each Guarantor has the power and authority to enter into, and has taken all necessary corporate action to authorize, this Agreement and the transactions contemplated hereby and thereby.

         (viii) All representations, warranties and covenants contained in, and schedules and exhibits to, the LSA, the Guaranty and the other Loan Documents are true and correct in all material respects on and as of the date hereof, are incorporated herein by reference and are hereby remade except that Schedule 4.4(c) to the LSA relating to outstanding indebtedness of the Borrower and the Guarantors is hereby updated and replaced with Schedule 4.4(c) attached hereto.

         (ix) After giving effect to the waivers set forth herein, no Default currently exists under the LSA, the Guaranty or any of the other Loan Documents and no condition exists which would constitute a default or an event of default (howsoever defined) under any of the Loan Documents but for the giving of notice or passage of time, or both.

         (x) The consummation of the transactions contemplated hereby is not prevented or limited by, nor does it conflict with or result in a breach of terms, conditions or provisions of the Borrower's or any Guarantor's Certificate of Incorporation or Bylaws or any evidence of indebtedness, agreement or instrument of whatever nature to which the Borrower or any Guarantor is a party or by which it is bound, does not constitute a default under any of the foregoing and does not violate any federal, state or local law, regulation or order or any order of any court or agency which is binding upon the Borrower or any Guarantor.

2.  Amendment of LSA and other Loan Documents.

     a.  Section 1.1 of the LSA entitled "Defined Terms" is amended as follows:

         (i) by deleting the definition of "Maturity Date" set forth therein in its entirety and by substituting the following therefor:

               "Maturity Date" means: (i) with respect to the Converted Term Loan, May 1, 2011; and (ii) with respect to all outstanding Revolving Loans, May 1, 2011.

         (ii) by deleting the definition of "Termination Date" set forth therein in its entirety and by substituting the following therefor:

               "Termination Date" means: (i) with respect to the Line of Credit Commitment December 31, 2006; and (ii) with respect to the Revolving Loan Commitment, May 1, 2011.

         (iii) by deleting the defined term "New Mexico Mortgage" in its entirety.

         (iv) by adding the following definition in alphabetical order:

               "Excess Cash Flow" means, with respect to each fiscal year of the Borrower and its Subsidiaries, in each case without duplication, (a) consolidated EBITDA (as defined in Section 7.5 hereof) for such fiscal year, minus (b) $3,800,000.

     b. Article 2 of the LSA entitled "AMOUNTS AND TERMS OF LOANS" is hereby amended as follows:

         (i) by amending Section 2.4 entitled "Conversion to the Converted Term Loan" by deleting subsection (b) therein in its entirety and by substituting the following therefor:

               "(b) The Converted Term Loan shall be evidenced by, and repaid with interest in accordance with, the Second Amended and Restated Converted Term Loan Promissory Note of the Borrower dated as of April 2, 2010 in the original principal amount of $1,220,833, a copy of which is attached hereto as Exhibit D (such promissory note is referred to herein as the "Converted Term Note"), which Converted Term Note amends, restates, supersedes and replaces in its entirety that certain Amended and Restated Converted Term Loan Promissory Note of the Borrower dated September 4, 2009 in the original principal amount of $2,033,333.34 (the "Existing Converted Term Note"), provided, however, that the amendment, restatement and replacement of the Existing Converted Term Note shall in no way be construed as a novation of the Borrower's indebtedness evidenced by the Existing Converted Term Note."

         (ii) by adding the following Section immediately after Section 2.19:

               "Section 2.19A. Additional Mandatory Prepayment. The Borrower shall make mandatory principal prepayments of the Converted Term Loan in an amount based upon Excess Cash Flow with respect to each fiscal year of the Borrower commencing with the Fiscal Year of the Borrower ending on December 31, 2010. On or before March 31, 2011 and on each March 31 thereafter, the Borrower shall deliver to the Lender a written calculation of Excess Cash Flow for the most recently ended fiscal year and, concurrently therewith, shall deliver to Lender an amount equal to fifty percent (50%) of such Excess Cash Flow."

     c. Article 7 of the LSA entitled "FINANCIAL COVENANTS" is hereby amended as follows:

         (i) by deleting the provisions of Section 7.1 entitled "Minimum Fixed Charge Coverage Ratio", Section 7.2 entitled "Minimum Tangible Net Worth", and
Section 7.3 entitled "Maximum Leverage Ratio" in their entirety and by substituting therefor in each such Section the words "Intentionally Omitted".

         (ii) by adding the following new Section immediately after Section 7.4:

          "Section 7.4A Senior Debt Coverage Ratio. Maintain as of the end of each fiscal quarter of the Borrower commencing with the fiscal quarter ending June 30, 2010, in each case for the then ended year-to date period, a ratio of (a) Net Profits for such period, plus depreciation and amortization expense of the Borrower and its Subsidiaries for such period, plus Interest Expense for such period, minus Non-Financed Capital Expenditures for such period, minus total dividends and shareholder distributions made by Borrower and its Subsidiaries during such period divided by (b) Current Maturities of Long-Term Debt with respect to all Senior Debt for such period, plus Interest Expense on all Senior Debt for such period."

     d. Section 7.5 of the LSA entitled "Certain Financial Terms" is hereby amended by adding the following definition in alphabetical order and by re-lettering each subsection in Section 7.5 in alphabetical order accordingly:

          (h) "Net Profits" means, for each applicable period, the aggregate net income (or deficit) of Borrower and its Subsidiaries for such period on a combined and consolidated basis as determined in accordance with GAAP; provided, however, that there shall be excluded from such net income (to the extent otherwise included therein), without duplication:

               (a) any gain (or loss), together with any related provisions for Taxes on any such gain (or the Tax effect of any such loss), realized during such period by Borrower or any of its Subsidiaries upon any asset sale (other than any dispositions in the ordinary course of business) by such Borrower or Subsidiary;

               (b) gains and losses due solely to fluctuations in currency values and the related Tax effects according to GAAP for such period;

               (c) earnings resulting from any reappraisal, revaluation or write-up of assets during such period;

               (d) unrealized gains and losses for such period with respect to obligations under or with respect to any swap, cap, collar, forward purchase or similar agreements or arrangements dealing with interest rates, currency exchange rates or commodity prices, either generally or under specific contingencies; and

               (e) any extraordinary gain (or extraordinary loss), together with any related provision for Taxes on any such gain (or the Tax effect of any such loss), recorded or recognized by Borrower or any of its Subsidiaries during such period."

     e. Exhibit D to the LSA is hereby deleted in its entirety and a copy of the Second Amended and Restated Converted Term Loan Promissory Note of the Borrower in favor of the Lender dated as of April 2, 2010 in the original principal amount of $1,220,833, a copy of which is attached hereto as Exhibit A (the "Second Amended and Restated Converted Term Note") is hereby substituted therefor.

     f. The requirement to obtain the New Mexico Mortgage has been waived and, accordingly, any references in the LSA or any of the other Loan Documents to the New Mexico Mortgage are hereby deleted.

     g. Any reference in any of the Notes or any of the other Loan Documents to: (i) the Amended and Restated Commercial Loan and Security Agreement between the Borrower and the Lender dated as of December 23, 2004 (howsoever defined) shall be amended to refer to and mean the Original LSA, as amended by the Amendments and as further amended and modified by this Agreement; and (ii) the Converted Term Note shall refer to and mean the Second Amended and Restated Converted Term Loan Promissory Note of the Borrower in favor of the Lender dated as of April 2, 2010, in the original principal amount of $1,220,833, a copy of which is attached hereto as Exhibit A.

3. Waiver of Covenant Defaults. At the request of the Borrower, the Lender has agreed to waive a certain existing covenant default of Borrower under the LSA as follows:

     a. The Borrower is currently in default under: (i) the Minimum Fixed Charge Coverage Ratio set forth in Section 7.1 of the LSA for the Rolling Period of the Borrower ending December 31, 2009, (ii) the Minimum Tangible Net Worth financial covenant set forth in Section 7.2 of the LSA as of December 31, 2009; and (iii) the Maximum Leverage Ratio set forth in Section 7.3 of the LSA for the fiscal quarter of the Borrower ending December 31, 2009 (collectively, the "Covenant Defaults") and the Lender hereby waives each of the Covenant Defaults as of December 31, 2009.

     b. The Borrower also acknowledges that it has failed to make principal and interest payments under certain Subordinated Debt obligations which were due on December 1, 2009 and March 1, 2010, and that as result thereof, Borrower is currently in default under such Subordinated Debt and under the LSA (the "Subordinated Debt Payment Defaults"). Subject to the proviso herein below, the Lender hereby waives such Subordinated Debt Payment Defaults with respect to the December 1, 2009 and the March 1, 2010 payment dates; provided, however, that in the event that any lender and/or holder of any such Subordinated Debt declares a default as a result of such Subordinated Debt Payment Defaults and begins to exercise any of its rights and remedies in connection with such Subordinated Debt Payment Defaults (any such exercise of rights and remedies being referred to as a "Subordinated Debt Holder Enforcement Action"), any such Subordinated Debt Holder Enforcement Action shall constitute a separate and distinct

Event of Default under and within the meaning of the LSA which shall entitle the Lender to exercise any and all of its rights and remedies thereunder and at law.

     c. The Obligors further acknowledges that one or more of them have failed to make certain pension plan contributions which were due on March 15, 2009, July 15, 2009, October 15, 2009 and April 15, 2010 (the "Pension Plan Contribution Defaults") and, that as a result thereof, there has occurred an Event of Default under the LSA. Subject to the proviso herein below, the Lender hereby agrees to waive such Pension Contribution Defaults with respect to the March 15, 2009, July 15, 2009, October 15, 2009 and April 15, 2010 payment dates, provided, however, that in the event that the IRS or any other Governmental Authority takes any enforcement action or otherwise exercises any rights and remedies it may have against any Obligor with respect to such Pension Contribution Defaults (any such enforcement action or exercise of rights and remedies being referred to as a "Pension Plan Enforcement Action"), any such Pension Plan Enforcement Action shall constitute a separate and distinct Event of Default under and within the meaning of the LSA which shall entitle the Lender to exercise any and all of its rights and remedies thereunder and at law.

     d. By their signatures below, each of the Obligors hereby acknowledge and agree that the forgoing waivers are one-time waivers for the period or dates specifically specified above and that the execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the LSA or any of the other Loan Documents, nor constitute or be construed or interpreted, directly or by implication, as a waiver of or an amendment or modification to any other obligation of any Obligor to the Lender under the LSA or any of the other Loan Documents and, without limiting the generality of the forgoing, the Obligors each agree and acknowledge that from and after the date hereof the failure to make any payment when due under any Subordinated Debt shall constitute a default under the LSA.

4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the prior satisfaction of the following conditions precedent (the date of such satisfaction herein referred to as the "Amendment Effective Date"):

     a. The representations and warranties of the Obligors contained herein shall be true and correct in all material respects.

     b.  There shall exist no Default or Event of Default.

     c. The Lender shall have received evidence satisfactory to the Lender that all requisite corporate and company action necessary for the valid execution, delivery and performance by each of the Obligors of this Amendment and all other instruments and documents delivered by the Obligors, or any one of them, in connection herewith has been taken.

     d. Borrower shall execute and deliver to the Lender the Second Amended and Restated Converted Term Note.

5. Effect of Amendment; Reaffirmation of Liens and other Obligations. Lender and each Obligor hereby agree and acknowledge that, except as provided in this Agreement and the Amended and Restated Converted Term Note, the LSA, the Guaranty, the Notes and the other

Loan Documents (together with all Schedules and Exhibits attached hereto) remain in full force and effect and have not been modified or amended in any respect, it being the intention of Lender and each Obligor that this Agreement and the LSA be read, construed and interpreted as one and the same instrument. In addition, without limiting the generality of the foregoing: (i) the Borrower acknowledges, affirms and agrees that the Lender's security interest in the Collateral includes, without limitation, the Operating Account, and that all Collateral shall continue to secure any and all of the Borrower's indebtedness to the Lender, including without limitation, the indebtedness arising under the LSA, as amended hereby; and (ii) each Guarantor acknowledges, affirms and agrees that (A) the Obligations of the Borrower to the Lender which have been guaranteed by such Guarantor include, without limitation the Loans, as modified hereby; and (B) each Secured Guarantor acknowledges, affirms and agrees that the Lender's security interest in the Collateral (as defined in the Guarantor Security Agreement) shall continue to secure the payment and performance of all of its obligations and liabilities to the Lender arising under the Guaranty.

6. Fees and Expenses. In addition to the First Amendment and Waiver Fees and the Additional Amendment, Waiver and Servicing Fees, the Borrower agrees to pay all reasonable legal fees and expenses of Lender incurred in connection with the preparation, negotiation and execution of this Agreement.

7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut (except its conflicts of laws provisions).

8. Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall be deemed to be an original, and all of which shall collectively constitute a single agreement, fully binding upon and enforceable against the parties hereto.

9. Capitalized Terms. All capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the LSA.

10. Benefit. This Agreement shall inure to the benefit of and bind the parties hereto and their respective successors and assigns.

                         [NEXT PAGE IS SIGNATURE PAGE]

     IN WITNESS WHEREOF, Lender, Borrower and Guarantors have executed this Agreement as of the date first above written.


WITNESSES:

 /s/ Witness                            TRANS-LUX CORPORATION
----------------------------

 /s/ Witness                            By: /s/ Angela D. Toppi
----------------------------               ------------------------------------
                                        Name:  Angela D. Toppi
                                        Its:  Executive Vice President
                                        Duly Authorized


        [Signature Page (1) to Amendment No. 14 to Amended and Restated
          Commercial Loan and Security Agreement and Waiver Agreement]

                                        TRANS-LUX DISPLAY CORPORATION
                                        TRANS-LUX MIDWEST CORPORATION
                                        TRANS-LUX COMMERCIAL CORPORATION
                                        (f/k/a Trans-Lux West Corporation)
                                        TRANS-LUX DURANGO CORPORATION
                                        TRANS-LUX SERVICE CORPORATION
                                        TRANS-LUX FOUR CORNERS CORPORATION
                                        TRANS-LUX LOS LUNAS CORPORATION
                                        TRANS-LUX MONTEZUMA CORPORATION
                                        TRANS-LUX REAL ESTATE CORPORATION
                                        TRANS LUX SUMMIT CORPORATION
                                        TRANS-LUX TAOS CORPORATION
                                        TRANS-LUX VALLEY CORPORATION
                                        TRANS-LUX WYOMING CORPORATION
                                        TRANS-LUX CASTLE ROCK COPORATION
                                        TRANS-LUX COCTEAU CORPORATION
                                        TRANS-LUX COLORADO CORPORATION
                                        TRANS-LUX DESERT SKY CORPORATION
                                        TRANS-LUX DREAMCATCHER CORPORATION
                                        TRANS-LUX HIGH FIVE CORPORATION
                                        TRANS-LUX LARAMIE CORPORATION
                                        TRANS-LUX LOMA CORPORATION
                                        TRANS-LUX SKYLINE CORPORATION
                                        TRANS-LUX STARLIGHT CORPORATION
                                        TRANS-LUX STORYTELLER CORPORATION
                                        TRANS-LUX NEW MEXICO CORPORATION
                                        TRANS-LUX MULTI-MEDIA CORPORATION
                                        TRANS-LUX CINEMA CONSULTING CORPORATION
                                        TRANS-LUX LOVELAND CORPORATION
                                        TRANS-LUX MOVIE OPERATIONS CORPORATION
                                        TRANS-LUX MULTIMEDIA CORPORATION


 /s/ Witness
----------------------------

 /s/ Witness                            By: /s/ Angela D. Toppi
----------------------------               ------------------------------------
                                        Name:  Angela D. Toppi
                                        Its:  Executive Vice President


 /s/ Witness                            PEOPLE'S UNITED BANK (formerly known as
----------------------------            People's Bank)

 /s/ Witness                            By: /s/ Gaetan R. Frosina
----------------------------               ------------------------------------
                                        Name:  Gaetan R. Frosina
                                        Its:  Regional Manager SVP
                                        Duly Authorized


        [Signature Page (2) to Amendment No. 14 to Amended and Restated
          Commercial Loan and Security Agreement and Waiver Agreement]